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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 1997


                                 GARGOYLES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       WASHINGTON                    0-21355                  91-1247269
(STATE OF INCORPORATION)           (COMMISSION              (IRS EMPLOYER
                                   FILE NUMBER)           IDENTIFICATION NO.)


                             5866 SOUTH 194TH STREET
                             KENT, WASHINGTON 98032
                                 (206) 872-6100
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

  (a) On May 14, 1997, Gargoyles Acquisition Corporation II, a newly formed Washington corporation ("Purchaser") and wholly-owned subsidiary of Gargoyles, Inc. ("Registrant") acquired substantially all the assets, and assumed certain liabilities, of The Private Eyes Sunglass Corporation, a Massachusetts corporation ("Private Eyes"), pursuant to the terms of an Asset Purchase and Sale Agreement dated May 5, 1997, by and between Private Eyes and its shareholders and Purchaser (the "Agreement").

      The purchased assets include tangible assets, contracts, warranties, books and records, drawings and designs, leasehold interests, license agreements and other intellectual properties including rights to the "Private Eyes" name. Certain members of Private Eyes' management, including its president, were hired by Purchaser and will continue to operate the sunglass business for the purchaser from Private Eyes' former facilities in Norwell, Massachusetts.

      As consideration for the purchased assets, Purchaser paid $6.5 million cash at the closing and agreed to pay, subject to certain conditions, additional amounts equal to $2.5 million.

      The purchase price was paid with funds borrowed from U. S. Bank of Washington, National Association under Registrant's credit facility. The purchase price will be allocated among the purchased assets based on the fair value of the assets acquired and the obligations assumed.

  (b) Private Eyes was a sunglass design and distribution company with its principal executive office in Norwell, Massachusetts. Private Eyes' plant and equipment were used for designing and manufacturing sunglasses. Registrant intends to continue using these assets in a similar manner.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

  (a) Financial Statements of Business Acquired.

      It is impracticable for Registrant to provide the required Private Eyes financial statements at this time. Such statements will be filed when they are available. Registrant anticipates filing such statements on or about July 28, 1997.

  (b) Pro Forma Financial Information.

      It is impracticable for Registrant to provide pro forma financial information at this time. Such statements will be filed when they are available. Registrant anticipates filing such statements on or about July 28, 1997.
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(c)   Exhibits.

      Exhibit
      Number

       2.1  Asset Purchase and Sale Agreement

       2.2  Amendment Agreement

      99.1  Press Release of Registrant dated May 6, 1997

      99.2  Press Release of Registrant dated May 21, 1997
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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GARGOYLES, INC.

Date: May 28, 1997

                                    By:   /s/ Steven R. Kingma
                                         --------------------------------------
                                          Steven R. Kingma
                                          Vice President, Chief Financial
                                          Officer, Secretary and Treasurer
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Exhibits. Index
---------------

Exhibit
Number
-------
 2.1    Asset Purchase and Sale Agreement

 2.2    Amendment Agreement

99.1    Press Release of Registrant dated May 6, 1997


99.2    Press Release of Registrant dated May 21, 1997